Exhibit 99.1

             Priceline.com Reports Profitability and Record Revenue
                              For 2nd Quarter 2001

      o     Revenues are $364.8 million

      o     Pro forma net income is $11.7 million, or $0.06 per basic share

      o     Pro forma EBITDA is $13.9 million

      o     Cash balance increases to $165.7 million

      NORWALK, Conn, July 31, 2001 . . . Priceline.com (Nasdaq: PCLN) today reported record revenues and its first profit for the 2nd quarter 2001. Revenues for the 2nd quarter 2001 were $364.8 million, compared to revenues of $352.1 million in the 2nd quarter 2000 and $269.7 million in the 1st quarter 2001. Priceline.com reported pro forma EBITDA for the 2nd quarter 2001 of $13.9 million and pro forma net income of $11.7 million, or $0.06 per basic share, which beat analysts' First Call consensus estimates of $0.01 per basic share. On a diluted basis, pro format net income was $0.05 per share. Pro forma EBITDA and pro forma net income exclude certain severance expenses, option payroll taxes and amortization of stock-based compensation charges.

Priceline.com reported GAAP net income for the 2nd quarter 2001 of $2.8 million, or $0.01 per basic and diluted share, compared to a GAAP net loss in the 2nd quarter 2000 of $11.7 million, or $0.07 per basic and diluted share, and a GAAP net loss of $13.8 million, or $0.07 per basic and diluted share in the 1st quarter 2001.

Priceline.com's gross profit for the 2nd quarter 2001 also was a record $60.1 million, compared to a gross profit of $54.8 million in the 2nd quarter 2000 and $43.1 million in the 1st quarter 2001. Priceline.com's 2nd quarter gross margin was 16.5%.

Priceline.com continued to reduce expenses and strengthen its balance sheet during the 2nd quarter 2001. Pro forma operating expenses for the 2nd quarter 2001 decreased to $50.2 million from $51.1 million in the 1st quarter 2001 and $62 million in the 4th quarter 2000 when the company began its cost reduction activities, and was down approximately 16% from the same quarter a year ago. Pro forma operating expenses exclude certain severance expenses, option payroll taxes, amortization of stock-based compensation charges, and restructuring charges, special charges and warrant charges.

The Company's cash balance at the end of the 2nd quarter 2001 increased to $165.7 million, compared to $138.7 million at the end of the 2nd quarter 2000 and $142.6 million at March 31, 2001, driven primarily by the generation of $13.9 million pro forma EBITDA and related changes in working capital. The Company's outstanding preferred stock was also reduced from $80 million at the beginning of the quarter to approximately $55.0 million at the end of the quarter, and subsequently to approximately $25.0 million as of July 27, 2001, when Delta Air Lines exercised 10 million additional warrants.

During the 2nd quarter 2001, priceline.com saw significant growth in its customer metrics. The Company added 1.025 million new customers in the 2nd quarter 2001, bringing its total customer base to 10.9 million. Repeat business for the 2nd quarter 2001 (defined as the number of unique purchase offers coming from repeat customers divided by the number of total unique purchase offers) was a record 61%, compared to 39% in the 2nd quarter 2000, and 58% in the 1st quarter 2001.

During the quarter, priceline.com sold a record 3 million units of travel products. Priceline.com sold 1.4 million airline tickets in the 2nd quarter, an increase of 11% over 2nd quarter 2000 and 34% over 1st quarter 2001. Priceline.com's hotel and rental car products experienced even stronger quarterly unit sales growth. Hotel room nights sold increased 57% over both the 2nd quarter 2000 and the 1st quarter 2001. Rental car days sold increased 115% and 52% over the same periods.

"We are pleased that our airline ticket sales have substantially recovered, despite the difficult airline travel market and competition from heavy discounting by the major carriers," said Jeffery H. Boyd, priceline.com's President and Chief Operating Officer. "It is also encouraging to see the continued rapid growth of our hotel and rental car products, which we believe have a substantial inventory advantage over the competition and broad consumer appeal."

Mr. Boyd added, "The hard work of priceline.com's employees in improving our products and service while making priceline.com more efficient has paid off with a recovery in top line growth and priceline.com's first profitable quarter."

Significant 2nd quarter 2001 developments for priceline.com included:

      o The successful further leveraging of priceline.com's growing customer base through database marketing. During the 2nd quarter, priceline.com continued to refine e-mail and other strategies to reach out to customers and generate additional purchase offers, resulting in a record 61% repeat business for the quarter.

      o A phase-two rollout of priceline.com's successful TV and radio advertising campaign. The Company created and launched the second in a series of innovative "Let's Jet-Set" TV commercials combining illustrations and actors promoting priceline.com's unique money saving consumer proposition. Priceline.com's current "Orlando" spot features the voice of Quentin Tarantino, while future spots will feature the voices of Tony Randall and Billy Idol. Meanwhile, priceline.com's new radio campaign, which also began in the 2nd quarter, features longtime priceline.com celebrity spokesman William Shatner. The new campaigns have yielded a significant strengthening of priceline.com's brand along several key attributes, including best deal and smarter way to buy.

      o Further expansion of priceline.com's travel products. In May, priceline.com launched a new resort service that enables travelers to set their own price for stays at top resorts in the mainland U.S., Hawaii, Puerto Rico and the U.S. Virgin Islands. Also during the quarter, priceline.com enhanced its last-minute service by enabling travelers to book airline flights up until 11:00 p.m. (EST) the day before departure. In particular, the change makes it more convenient for priceline.com's West Coast customers to book next-day flights. Priceline.com's last-minute service also allows customers to book hotel rooms up until 6:00 p.m. for use that night, and allows customers to rent cars on as little as four hours advance notice.

      o The broadening of priceline.com's strategic relationship with Cheung Kong (Holdings) Limited and Hutchison-Whampoa Limited. In June, the two companies purchased approximately $110 million worth of priceline.com common stock, giving them an equity stake of approximately 30% in priceline.com. Hutchison is also a majority investor in Hutchison-Priceline Limited, a company formed to introduce priceline.com's business model to markets in Asia. Hutchison is a multi-national conglomerate with a market capitalization of approximately $46 billion. Hutchison operates five core businesses in 34 countries, including telecommunications and e-commerce, property and hotels, retail and manufacturing, energy and infrastructure, and ports and related services.

Richard S. Braddock, priceline.com's Chairman and Chief Executive Officer, stated, "We expect priceline.com to continue the steady growth of customers extending beyond our current 11 million customers," he said. "That customer base has the potential to yield even more incremental growth as we develop even more efficient database marketing tools and continue to build on our repeat business ratio."

Looking forward, Mr. Braddock said, "Online travel appears to be one of the few sweet spots in e-commerce. Based on 2nd quarter results and our performance in July, we are increasing the guidance we previously gave for 3rd quarter 2001 and now expect revenues to exceed 3rd quarter 2000 revenues of $341 million. We also would expect pro forma net income to range from $0.05 to $0.07 per basic share. With our renewed brand strengths, our product offerings robust and expanding, our customer base growing on both new and repeat bases, and our margins well above industry averages and sustainable, we believe priceline.com is now positioned to be one of the Internet's pre-eminent, profitable e-commerce brands."

About Priceline.com

Priceline.com is the Name Your Own Price(SM) Internet pricing system that provides services in four product categories: a travel service that offers leisure airline tickets, hotel rooms and rental cars; a personal finance service that offers home mortgages, refinancing and home equity loans through an independent licensee; an automotive service that offers new cars; and a telecommunications service that offers long distance calling services. Priceline.com licenses its business model to independent licensees, including pricelinemortgage and certain international licensees. In these arrangements, priceline.com generally receives royalties for licensing its intellectual property. Priceline.com also holds securities carrying the right to purchase a significant equity stake in the licensees under certain conditions. Unless those rights are exercised, the results of licensee operations will not be included in priceline.com's financial statements.

Information About Forward-Looking Statements

This press release may contain forward-looking statements. These forward-looking statements are not guarantees of future performance and are subject to certain risks, uncertainties and assumptions that are difficult to predict; therefore, actual results may differ materially from those expressed, implied or forecasted in any such forward-looking statements. Expressions of future goals and similar expressions including, without limitation, "may," "will," "should," "could," "expects," "does not currently expect," "plans," "anticipates," "believes," "estimates," "predicts," "potential," "targets," or "continue," reflecting something other than historical fact are intended to identify forward-looking statements. The following factors, among others, could cause the Company's actual results to differ materially from those described in the forward-looking statements: adverse changes in the Company's relationships with airlines and other product and service providers; adverse changes in general market conditions for leisure and other travel products; systems-related failures and/or security breaches; the effects of increased competition; the Company's ability to protect its intellectual property rights; losses by the Company and its licensees; any adverse impact from negative publicity and negative customer reaction to such publicity; legal and regulatory risks and the ability to attract and retain qualified personnel. For a detailed discussion of these and other factors that could cause the Company's actual results to differ materially from those described in the forward-looking statements, please refer to the Company's most recent Form 10-Q, Form 10-K and Form 8-K filings with the Securities and Exchange Commission. Unless required by law, the Company undertakes no obligation to update publicly any forward-looking statements, whether as a result of new information, future events or otherwise.

For press information, contact:
Brian Ek 203-299-8167 (brian.ek@priceline.com)
                           priceline.com Incorporated
                            CONDENSED BALANCE SHEETS
                            (In thousands, unaudited)

                                                                                        June 30,        December 31,
                                                                                          2001              2000
                                                                                       -----------      ------------
ASSETS

Current assets:
      Cash and cash equivalents                                                        $   124,284       $    77,024
      Restricted cash                                                                       11,015            13,568
      Short-term investments                                                                30,433            10,952
      Accounts receivable, net of allowance for doubtful accounts of
           $2,108 and $2,372 at June 30, 2001 and December 31, 2000, respectively           25,839            13,889
      Note receivable                                                                        8,500                --
      Prepaid expenses and other current assets                                             10,908            15,790
                                                                                       -----------       -----------
           Total current assets                                                            210,979           131,223

Property and equipment, net                                                                 34,870            37,083
Related party receivable                                                                        41             3,503
Warrants to purchase common stock of licensees                                               3,250             3,250
Other assets                                                                                19,521            20,019
                                                                                       -----------       -----------
      Total assets                                                                     $   268,661       $   195,078
                                                                                       ===========       ===========

LIABILITIES AND STOCKHOLDERS' EQUITY

Current liabilities:
      Accounts payable                                                                 $    69,531       $    40,691
      Accrued expenses                                                                      32,210            33,172
      Other current liabilities                                                              5,161             5,434
                                                                                       -----------       -----------
           Total current liabilities                                                       106,902            79,297
      Accrued expenses                                                                       3,789             5,108
                                                                                       -----------       -----------
           Total liabilities                                                               110,691            84,405
                                                                                       -----------       -----------

MANDATORILY REDEEMABLE CONVERTIBLE PREFERRED STOCK                                              --           359,580
MANDATORILY REDEEMABLE PREFERRED STOCK                                                      55,032                --

Stockholders' equity/(deficiency)
      Common stock                                                                           1,720             1,454
      Treasury stock                                                                      (326,633)         (326,633)
      Additional paid-in capital                                                         1,971,588         1,618,956
      Deferred compensation                                                                 (4,304)          (13,053)
      Accumulated other comprehensive loss                                                      --            (1,156)
      Accumulated deficit                                                               (1,539,433)       (1,528,475)
                                                                                       -----------       -----------
           Total stockholders' equity/(deficiency)                                         102,938          (248,907)
                                                                                       -----------       -----------

      Total liabilities and stockholders' equity                                       $   268,661       $   195,078
                                                                                       ===========       ===========

                           priceline.com Incorporated
                       CONDENSED STATEMENTS OF OPERATIONS
               (In thousands, except per share amounts, unaudited)

                                                            Three Months Ended                   Six Months Ended
                                                         June 30,         June 30,           June 30,            June 30,
                                                           2001             2000               2001               2000
                                                        ---------------------------         -----------------------------
Travel revenues                                         $ 362,492        $  346,822         $  629,512         $  658,429
Other revenues                                              2,264             5,273              4,948              7,464
                                                        ---------------------------         -----------------------------
     Total revenues                                       364,756           352,095            634,460            665,893

Cost of travel revenues                                   303,979           296,386            529,475            561,056
Cost of other revenues                                        671               533              1,764                634
Supplier warrant costs                                         --               381                 --                762
                                                        ---------------------------         -----------------------------
     Total costs of revenues                              304,650           297,300            531,239            562,452
                                                        ---------------------------         -----------------------------

Gross profit                                               60,106            54,795            103,221            103,441
                                                        ---------------------------         -----------------------------
Operating expenses:
    Sales and marketing                                    32,818            37,617             63,441             78,066
    General and administrative                              7,477            15,222             16,881             27,926
    Payroll tax on employee stock options                     367             2,507                390              8,414
    Stock based compensation                                3,140                --              8,297                 --
    Systems and business development                        9,892             6,695             21,004             12,563
    Restructuring charge                                       --                --              1,400                 --
    Severance charge                                        5,412                --              5,412                 --
                                                        ---------------------------         -----------------------------

     Total operating expenses                              59,106            62,041            116,825            126,969
                                                        ---------------------------         -----------------------------

Operating income (loss)                                     1,000            (7,246)           (13,604)           (23,528)

Other income:
     Loss on sale of equity investment                         --                --               (946)                --
     Interest income                                        1,816             2,725              3,592              5,440
                                                        ---------------------------         -----------------------------
     Total other income                                     1,816             2,725              2,646              5,440
                                                        ---------------------------         -----------------------------

Net income (loss)                                           2,816            (4,521)           (10,958)           (18,088)
Preferred stock dividend                                       --            (7,191)                --             (7,191)
                                                        ---------------------------         -----------------------------

Net income (loss) applicable to common
stockholders                                            $   2,816        $  (11,712)        $  (10,958)        $  (25,279)
                                                        ===========================         =============================

Net income (loss) applicable to common
stockholders per basic common share                     $    0.01        $    (0.07)        $    (0.06)        $    (0.15)
                                                        ===========================         =============================

Weighted average number of basic common shares
outstanding                                               196,581           165,399            188,890            166,051
                                                        ===========================         =============================

Net income (loss) applicable to common
stockholders per diluted common share                   $    0.01                           $    (0.05)
                                                        =========                           ==========

Weighted average number of diluted common
shares outstanding                                        220,021                              206,605
                                                        =========                           ==========

                           priceline.com Incorporated
                  SUPPLEMENTAL PRO FORMA FINANCIAL INFORMATION
                       CONDENSED STATEMENTS OF OPERATIONS
               (In thousands, except per share amounts, unaudited)

                                                     Three Months Ended June 30, 2001
                                               ----------------------------------------

                                                              Pro Forma
                                                Reported     Adjustments      Pro Forma
                                               ---------     -----------      ---------
Travel revenues                                $ 362,492                      $ 362,492
Other revenues                                     2,264                          2,264
                                               ---------      ---------       ---------
     Total revenues                              364,756                        364,756

Cost of travel revenues                          303,979                        303,979
Cost of other revenues                               671                            671
Supplier warrant costs                                --                             --
                                               ---------      ---------       ---------
     Total costs of revenues                     304,650                        304,650
                                               ---------      ---------       ---------

Gross profit                                      60,106                         60,106
                                               ---------      ---------       ---------
Operating expenses:
     Sales and marketing                          32,818                         32,818
     General and administrative                    7,477                          7,477
     Payroll tax on employee stock options           367           (367)(a)          --
     Stock based compensation                      3,140         (3,140)(b)          --
     Systems and business development              9,892                          9,892
     Severance charge                              5,412         (5,412)(c)          --
                                               ---------      ---------       ---------

     Total operating expenses                     59,106         (8,919)         50,187
                                               ---------      ---------       ---------

Operating income                                   1,000          8,919           9,919

Other income:
     Interest income                               1,816                          1,816
                                               ---------      ---------       ---------
     Total other income                            1,816                          1,816
                                               ---------      ---------       ---------

Net income                                         2,816          8,919          11,735
Preferred stock dividend                              --                             --
                                               ---------      ---------       ---------

Net income applicable to common
stockholders                                   $   2,816      $   8,919       $  11,735
                                               =========      =========       =========

Net income applicable to common
stockholders per basic common share            $    0.01      $    0.05       $    0.06
                                               =========      =========       =========

Weighted average number of basic common
shares outstanding                               196,581                        196,581
                                               =========                      =========

Net income applicable to common
stockholders per diluted common share          $    0.01      $    0.04       $    0.05
                                               =========      =========       =========

Weighted average number of diluted
common shares outstanding                        220,021                        220,021
                                               =========                      =========

(a) Employer payroll taxes on employee exercises of non-qualified stock options.
(b)   Non-cash amortization of stock based compensation expense.
(c) Severance expense related to the termination of employment of the Company's former chief executive. Of this, $3.9 million are non-cash charges, the remaining $1.5 million are cash.

                           priceline.com Incorporated
                  SUPPLEMENTAL PRO FORMA FINANCIAL INFORMATION
                       CONDENSED STATEMENTS OF OPERATIONS
               (In thousands, except per share amounts, unaudited)

                                                     Three Months Ended June 30, 2000
                                               --------------------------------------------
                                                                  Pro Forma
                                                Reported         Adjustments      Pro Forma
                                               ---------        ------------      ---------
Travel revenues                                $ 346,822                          $ 346,822
Other revenues                                     5,273                              5,273
                                               ---------        ---------         ---------
     Total revenues                              352,095                            352,095

Cost of travel revenues                          296,386                            296,386
Cost of other revenues                               533                                533
Supplier warrant costs                               381             (381)(a)            --
                                               ---------        ---------         ---------
     Total costs of revenues                     297,300             (381)          296,919
                                               ---------        ---------         ---------

Gross profit                                      54,795              381            55,176
                                               ---------        ---------         ---------

Operating expenses:
     Sales and marketing                          37,617                             37,617
     General and administrative                   15,222                             15,222
     Payroll tax on employee stock options         2,507           (2,507)(b)            --
     Stock based compensation                         --               --                --
     Systems and business development              6,695                              6,695
     Severance charge                                 --               --                --
                                               ---------        ---------         ---------

     Total operating expenses                     62,041           (2,507)           59,534
                                               ---------        ---------         ---------

Operating loss                                    (7,246)           2,888            (4,358)

Other income:
     Interest income                               2,725                              2,725
                                               ---------        ---------         ---------
     Total other income                            2,725                              2,725
                                               ---------        ---------         ---------

Net loss                                          (4,521)           2,888            (1,633)
Preferred stock dividend                          (7,191)           7,191(c)             --
                                               ---------        ---------         ---------

Net loss applicable to common
stockholders                                   $ (11,712)       $  10,079         $  (1,633)
                                               =========        =========         =========

Net loss applicable to common
stockholders per basic common share            $   (0.07)       $    0.06         $   (0.01)
                                               =========        =========         =========

Weighted average number of basic common
shares outstanding                               165,399                            165,399
                                               =========                          =========

(a)   Non-cash amortization of supplier warrant cost.
(b) Employer payroll taxes on employee exercises of non-qualified stock options.
(c)   Non-cash preferred stock dividend.

priceline.com - 2001 SECOND QUARTER FINANCIAL DATA SUPPLEMENT      priceline.com

--------------------------------------------------------------------------------

                                                                     Page Number
                                                                     -----------
priceline.com Financials

   Pro Forma Condensed Statements of Operations                           1

   Condensed Balance Sheets                                               2

Offer and Customer Activity                                               3

Product Detail

    Air                                                                   4

    Hotels                                                                5

    Rental Cars                                                           6

This supplement is unaudited and intended as a supplement to, and should be read in conjunction with, the Company's audited financial statements and the notes thereto filed with the SEC on Form 10-K and quarterly financial statements filed with the SEC on Form 10-Q. Certain data have been reclassified in order to conform historical information in a manner consistent with current presentation and has not been audited in this form. Certain presentations within this supplement are not consistent with Generally Accepted Accounting Principles.

--------------------------------------------------------------------------------
priceline.com Inc.
--------------------------------------------------------------------------------
Pro Forma Condensed Statements of Operations
In thousands, except per share amounts
(Unaudited)

Income Statement Analysis                                            1Q00      2Q00       3Q00        4Q00       1Q01       2Q01
------------------------                                           --------   --------   --------    --------   --------  --------
Travel revenues                                                    $311,607   $346,822   $335,699    $223,032   $267,020  $362,492
Other revenues                                                        2,191      5,273      5,635       5,137      2,684     2,264
                                                                   --------   --------   --------    --------   --------  --------
     Total revenues                                                 313,798    352,095    341,334     228,169    269,704   364,756

Cost of travel revenues                                             264,670    296,386    285,753     191,973    225,496   303,979
Cost of other revenues                                                  101        533      1,146       1,141      1,093       671
                                                                   --------   --------   --------    --------   --------  --------
     Total costs of revenues                                        264,771    296,919    286,899     193,114    226,589   304,650
                                                                   --------   --------   --------    --------   --------  --------

          Gross profit                                              $49,027    $55,176    $54,435     $35,055    $43,115   $60,106
                                                                   --------   --------   --------    --------   --------  --------

Operating expenses:
  Advertising                                                        20,339     13,826     14,175      18,865     16,189    13,701
  Sales and marketing                                                20,110     23,791     21,394      15,633     14,434    19,117
  General and administrative                                         12,704     15,222     11,934      12,334      9,404     7,477
  Systems and business development                                    5,868      6,695     11,420      15,209     11,112     9,892
                                                                   --------   --------   --------    --------   --------  --------

  Total operating expenses                                          $59,021    $59,534    $58,923     $62,041    $51,139   $50,187

Operating income (loss)                                             ($9,994)   ($4,358)   ($4,488)   ($26,986)   ($8,024)   $9,919

Interest income                                                       2,715      2,725      2,264       1,983      1,776     1,816
                                                                   --------   --------   --------    --------   --------  --------

Pro forma net income (loss)                                         ($7,279)   ($1,633)   ($2,224)   ($25,003)   ($6,248)  $11,735
                                                                   ========   ========   ========    ========   ========  ========

Pro forma net income (loss) per basic share                          ($0.04)    ($0.01)    ($0.01)     ($0.15)    ($0.03)    $0.06
                                                                   ========   ========   ========    ========   ========  ========

Pro forma net income (loss) per diluted share                        ($0.04)    ($0.01)    ($0.01)     ($0.15)    ($0.03)    $0.05
                                                                   ========   ========   ========    ========   ========  ========

     Recurring supplier warrant costs                                  (381)      (381)      (381)       (381)         0         0
     One-time supplier warrant costs                                      0          0          0      (8,595)         0         0
     Severance charge                                                     0          0          0           0          0    (5,412)
     Special charge                                                       0          0          0     (34,824)         0         0
     Restructuring charge                                                 0          0          0     (32,006)    (1,400)        0
     Stock based compensation                                             0          0          0      (1,711)    (5,157)   (3,140)
     Option payroll taxes                                            (5,907)    (2,507)      (349)        (25)       (23)     (367)
     Preferred stock dividend                                             0     (7,191)    (7,191)          0          0         0
     WebHouse club warrants                                               0          0   (189,000)          0          0         0
     Gain/(loss) on sale of stock                                         0          0         32      (2,590)      (946)        0
                                                                   ========   ========   ========    ========   ========  ========

Net income (loss)                                                  ($13,567)  ($11,712) ($199,113)  ($105,135)  ($13,774)   $2,816
                                                                   ========   ========   ========    ========   ========  ========

Net income (loss) applicable to common stockholders per basic
common share                                                         ($0.08)    ($0.07)    ($1.19)     ($0.62)    ($0.07)    $0.01
                                                                   ========   ========   ========    ========   ========  ========

Net income (loss) applicable to common stockholders per diluted
common share                                                         ($0.08)    ($0.07)    ($1.19)     ($0.62)    ($0.07)    $0.01
                                                                   ========   ========   ========    ========   ========  ========

Weighted average common shares:
     Basic                                                          166,467    165,399    167,059     168,662    188,589   196,581
     Diluted                                                            n/a        n/a        n/a         n/a        n/a   220,021
Common shares outstanding, end of period                            170,162    166,549    167,806     168,898    200,843   209,496

---------------------------------------------------------------    --------   --------   --------    --------   --------  --------

Gross margin                                                           15.6%      15.7%      15.9%       15.4%      16.0%     16.5%

                                                                   2Q01 vs.          6 mos.       6 mos.     6 mos. 2001 vs.
Income Statement Analysis                                            2Q00             2001         2000        6 mos. 2000
-------------------------                                          --------         --------     --------    ---------------
Travel revenues                                                          5%         $629,512     $658,429                -4%
Other revenues                                                         -57%            4,948        7,464               -34%
                                                                                    --------     --------
     Total revenues                                                      4%          634,460      665,893                -5%

Cost of travel revenues                                                  3%          529,475      561,056                -6%
Cost of other revenues                                                  26%            1,764          634               178%
                                                                                    --------     --------
     Total costs of revenues                                             3%          531,239      561,690                -5%
                                                                                    --------     --------

           Gross profit                                                  9%          103,221      104,203                -1%
                                                                                    --------     --------

Operating expenses:
  Advertising                                                           -1%           29,890       34,165               -13%
  Sales and marketing                                                  -20%           33,551       43,901               -24%
  General and administrative                                           -51%           16,881       27,926               -40%
  Systems and business development                                      48%           21,004       12,563                67%
                                                                                    --------     --------

  Total operating expenses                                             -16%         $101,326     $118,555               -15%

Operating income (loss)                                               -328%           $1,895     ($14,352)             -113%

Interest income                                                        -33%            3,592        5,440               -34%
                                                                                    --------     --------

Pro forma net income (loss)                                           -819%           $5,487      ($8,912)             -162%
                                                                                    ========     ========

Pro forma net income (loss) per basic share                           -705%            $0.03       ($0.05)             -154%
                                                                                    ========     ========

Pro forma net income (loss) per diluted share                         -640%            $0.03       ($0.05)             -149%
                                                                                    ========     ========

     Recurring supplier warrant costs                                 -100%                0         (762)             -100%
     One-time supplier warrant costs                                     --                0            0                --
     Severance charge                                                    --           (5,412)           0                --
     Special charge                                                      --                0            0                --
     Restructuring charge                                                --           (1,400)           0                --
     Stock based compensation                                            --           (8,297)           0                --
     Option payroll taxes                                              -85%             (390)      (8,414)              -95%
     Preferred stock dividend                                         -100%                0       (7,191)             -100%
     WebHouse club warrants                                              --                0            0                --
     Gain/(loss) on sale of stock                                        --             (946)           0                --
                                                                                    --------     --------

Net income (loss)                                                     -124%         ($10,958)    ($25,279)              -57%
                                                                                    ========     ========

Net income (loss) applicable to common stockholders per basic
common share                                                          -120%           ($0.06)      ($0.15)              -62%
                                                                                    ========     ========

Net income (loss) applicable to common stockholders per diluted
common share                                                          -118%           ($0.05)      ($0.15)              -65%
                                                                                    ========     ========

Weighted average common shares:
     Basic                                                              19%          188,890      166,051                14%
     Diluted                                                            n/a          206,605          n/a               n/a
Common shares outstanding, end of period                                26%          209,496      166,549                26%

----------------------------------------------------------------   --------         --------     --------    ---------------

Gross margin                                                                            16.3%        15.6%

priceline.com Inc.
--------------------------------------------------------------------------------
Condensed Balance Sheets

In thousands
(Unaudited)

                                                                        3/31/2000      6/30/2000      9/30/2000
                                                                       -----------    -----------    -----------
ASSETS
CURRENT ASSETS:
    Cash and cash equivalents                                             $118,528        $86,875        $92,751
    Restricted cash                                                          7,327          8,559         11,750
    Short-term investments                                                  23,625         43,273         26,122
    Accounts receivable, net of allowance for doubtful accounts             52,751         38,993         24,199
    Related party receivable                                                   108          3,771          5,532
    Note receivable                                                             --             --             --
    Prepaid expenses and other current assets                               15,782         27,182         20,755
                                                                       -----------    -----------    -----------

         Total current assets                                              218,121        208,653        181,109

PROPERTY AND EQUIPMENT, net                                                 37,130         41,592         46,257
RELATED PARTY RECEIVABLE                                                    13,404         15,789         15,089
WARRANTS TO PURCHASE COMMON STOCK OF LICENSEES                             189,000        192,250          3,250
OTHER ASSETS                                                                25,062         34,554         39,868
                                                                       -----------    -----------    -----------

     TOTAL ASSETS                                                      $   482,717    $   492,838    $   285,573
                                                                       ===========    ===========    ===========

LIABILITIES AND STOCKHOLDERS' EQUITY

CURRENT LIABILITIES:
     Accounts payable                                                      $59,411        $73,292        $59,447
     Preferred stock dividends payable                                          --          7,191         14,382
     Accrued expenses                                                       13,766         15,998         17,324
     Other current liabilities                                               4,280          4,454          3,739
                                                                       -----------    -----------    -----------
         Total current liabilities                                          77,457        100,935         94,892

     Accrued expenses                                                           --             --             --
                                                                       -----------    -----------    -----------
         Total liabilities                                                  77,457        100,935         94,892
                                                                       -----------    -----------    -----------

MANDATORILY REDEEMABLE CONVERTIBLE PREFERRED STOCK                              --        359,580        359,580
MANDATORILY REDEEMABLE PREFERRED STOCK                                          --             --             --
                                                                       -----------    -----------    -----------

STOCKHOLDERS' EQUITY/(DEFICIENCY):
     Common stock                                                            1,361          1,380          1,390
     Treasury stock                                                             --       (359,580)      (359,580)
     Additional paid-in capital                                          1,591,880      1,593,961      1,595,228
     Deferred compensation                                                      --             --             --
     Accumulated other comprehensive income (loss)                           5,969          2,224         (1,162)
     Accumulated deficit                                                (1,193,950)    (1,205,662)    (1,404,775)
                                                                       -----------    -----------    -----------
          Total stockholders' equity/(deficiency)                          405,260         32,323       (168,899)
                                                                       -----------    -----------    -----------

     TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY                        $   482,717    $   492,838    $   285,573
                                                                       ===========    ===========    ===========

                                                                          12/31/2000      3/31/2001      6/30/2001
                                                                          -----------    -----------    -----------
ASSETS
CURRENT ASSETS:
    Cash and cash equivalents                                                 $77,024        $98,698       $124,284
    Restricted cash                                                            13,568         17,514         11,015
    Short-term investments                                                     10,952         26,394         30,433
    Accounts receivable, net of allowance for doubtful accounts                13,889         20,706         25,839
    Related party receivable                                                       --             --             --
    Note receivable                                                                --             --          8,500
    Prepaid expenses and other current assets                                  15,790         15,187         10,908
                                                                          -----------    -----------    -----------

         Total current assets                                                 131,223        178,499        210,979

PROPERTY AND EQUIPMENT, net                                                    37,083         35,861         34,870
RELATED PARTY RECEIVABLE                                                        3,503          3,183             41
WARRANTS TO PURCHASE COMMON STOCK OF LICENSEES                                  3,250          3,250          3,250
OTHER ASSETS                                                                   20,019         19,769         19,521
                                                                          -----------    -----------    -----------

     TOTAL ASSETS                                                         $   195,078    $   240,562    $   268,661
                                                                          ===========    ===========    ===========

LIABILITIES AND STOCKHOLDERS' EQUITY

CURRENT LIABILITIES:
     Accounts payable                                                         $40,691        $51,377        $69,531
     Preferred stock dividends payable                                             --             --             --
     Accrued expenses                                                          33,172         26,630         32,210
     Other current liabilities                                                  5,434          4,978          5,161
                                                                          -----------    -----------    -----------
         Total current liabilities                                             79,297         82,985        106,902

     Accrued expenses                                                           5,108          4,747          3,789
                                                                          -----------    -----------    -----------
         Total liabilities                                                     84,405         87,732        110,691
                                                                          -----------    -----------    -----------

MANDATORILY REDEEMABLE CONVERTIBLE PREFERRED STOCK                            359,580             --             --
MANDATORILY REDEEMABLE PREFERRED STOCK                                             --         80,000         55,032
                                                                          -----------    -----------    -----------

STOCKHOLDERS' EQUITY/(DEFICIENCY):
     Common stock                                                               1,454          1,650          1,720
     Treasury stock                                                          (326,633)      (326,633)      (326,633)
     Additional paid-in capital                                             1,618,956      1,948,533      1,971,588
     Deferred compensation                                                    (13,053)        (8,471)        (4,304)
     Accumulated other comprehensive income (loss)                             (1,156)            --             --
     Accumulated deficit                                                   (1,528,475)    (1,542,249)    (1,539,433)
                                                                          -----------    -----------    -----------
          Total stockholders' equity/(deficiency)                            (248,907)        72,830        102,938
                                                                          -----------    -----------    -----------

     TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY                           $   195,078    $   240,562    $   268,661
                                                                          ===========    ===========    ===========

priceline.com Inc.
--------------------------------------------------------------------------------
Offer and Customer Activity

                                                                                                                     2Q01 vs.
Unique Offers:                             1Q00        2Q00         3Q00         4Q00          1Q01         2Q01       2Q00
--------------                          ---------    ---------    ---------    ---------    ---------    ----------  --------
New Customer Offers                     1,504,685    1,509,416    1,344,025      883,862      891,490     1,025,041    -32%
Repeat Customer Offers                    833,388      964,350    1,417,840    1,057,738    1,217,217     1,620,157     68%
    Total Unique Offers                 2,338,073    2,473,766    2,761,865    1,941,600    2,108,707     2,645,198      7%

Repeat customer offers/                      35.6%        39.0%        51.3%        54.5%        57.7%         61.2%
  total unique offers

Customers

New Customers                           1,504,685    1,509,416    1,344,025      883,862      891,490     1,025,041    -32%

Cumulative Customers                    5,257,357    6,766,773    8,110,798    8,994,660    9,886,150    10,911,191     61%

priceline.com Inc.
--------------------------------------------------------------------------------
Air

                                                                                                                        2Q01 vs.
                               1Q00          2Q00           3Q00            4Q00            1Q01            2Q01         2Q00
                            ---------     ---------       ---------         -------       ---------       ---------     --------
Tickets Sold                1,250,416     1,288,592       1,290,096         809,327       1,075,555       1,435,936         11%

Net Unique Offers           1,820,918     1,753,273       1,756,236       1,242,967       1,392,747       1,683,661         -4%
Offers Booked                 801,204       869,408         886,135         590,088         709,576         963,167         11%
Bind Rate                        44.0%         49.6%           50.5%           47.5%           50.9%           57.2%

bind rate = offers booked/net unique offers

Air product was launched on April 6, 1998
priceline.com Inc.
--------------------------------------------------------------------------------
Hotels

                                                                                                                       2Q01 vs.
                                      1Q00           2Q00          3Q00         4Q00          1Q01          2Q01         2Q00
                                     -------       -------       -------       -------       -------       -------     --------
Room Nights Sold                     409,514       432,463       526,450       367,372       432,884       680,604         57%

Net Unique Offers                    383,708       431,249       511,396       319,501       351,952       516,816         20%
Offers Booked                        180,343       195,517       244,655       176,712       188,278       311,121         59%
Bind Rate                               47.0%         45.3%         47.8%         55.3%         53.5%         60.2%

bind rate = offers booked/net unique offers

Hotel product was launched on October 28, 1998
priceline.com Inc.
--------------------------------------------------------------------------------
Rental Cars

                                                                                                                2Q01 vs.
                                  1Q00          2Q00         3Q00           4Q00         1Q01          2Q01       2Q00
                                -------       -------       -------       -------       -------       -------   --------
Days Sold                       229,998       429,622       579,866       522,242       607,336       922,545       115%

Net Unique Offers                90,639       175,878       217,760       207,436       229,581       325,235        85%
Offers Booked                    37,706        70,351       107,058        93,757       105,970       162,053       130%
Bind Rate                          41.6%         40.0%         49.2%         45.2%         46.2%         49.8%

bind rate = offers booked/net unique offers

Rental Car product was launched on February 3, 2000